PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2011
COMPONENTS OF PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

	As of December 31,
	2010	2011

Furniture and office equipment	5,230	5,430
Motor vehicles	1,403	1,799
Computers and software	16,019	21,693
Leasehold improvements	11,314	12,454
Construction in progress	—	15,412

	33,966	56,788
Less: Accumulated depreciation and amortization	(13,622)	(20,208)

Property and equipment, net	20,344	36,580